Exhibit 99.1

June 2015 Investor Presentation (NASDAQ:RCPI)

Forward Looking Statements Certain statements contained in this presentation constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. The statements in this release are based upon the current beliefs and expectations of our company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. Numerous factors could cause or contribute to such differences, including, but not limited to, failure to obtain sufficient capital resources to fund our development program and operations, results of clinical trials and/or other studies, the challenges inherent in new product development initiatives, including the continued development and approval of anti - inflammatory drug candidates, the effect of any competitive products, our ability to license and protect our intellectual property, our ability to raise additional capital in the future that is necessary to maintain our business, changes in government policy and/or regulation, potential litigation by or against us, any governmental review of our products or practices, pending litigation matters, as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10 - K for the fiscal year ended December 31, 2014 filed on March 12, 2015. We undertake no duty to update any forward - looking statement or any information contained in this presentation or in other public disclosures at any time. 2

• Focused on discovery, development and commercialization of prescription pharmaceuticals for chronic inflammatory diseases and neurological disorders • Lead drug candidate, Anatabine Citrate, is a novel small molecule, cholinergic agonist o Phase I clinical trial underway – data expected 3Q 2015 o Anti - inflammatory effects observed in pre - clinical and clinical studies published in several peer reviewed scientific journals since 2011 o Human data demonstrating ability to ameliorate immune system’s targeting of thyroid gland in autoimmune thyroiditis published in 2014 o Distinct mechanism of action versus other anti - inflammatory drugs o Broad intellectual property portfolio Investment Highlights 3

• Small molecule • Exhibits anti - inflammatory pharmacological characteristics via Cholinergic Receptor Binding • Excellent bioavailability • Crosses blood brain barrier • Well tolerated as dietary supplement by several hundred thousand users Anatabine Citrate : Key Attributes 4

Potential Therapeutic Applications 5 Anatabine Autoimmune Diseases 2014 2013 2011 2012 Alzheimer’s Disease Inflammation 2013 2013

Anatabine Inflammatory Molecules: TNF - α, IL - 1, IL - 6, IFN - γ, Cox - 2 Amyloid, etc. α - 7 nAChR Antabine Citrate: NF - ƙB Signaling Pathways 6

Signaling Pathways: Mechanism of Action

RockCreek Pharmaceuticals, Inc.



Anatabine
N
N
H
*
*
JAK
GSK3ß
STAT3
IKK
P-STAT3
P65
NFkB
P65
NFkB
Inflammatory
Proteins
Inflammatory
Proteins

Daniel Paris, David Beaulieu-Abdelahad, Ghania Ait-Ghezala Venkat Mathura, Megha Verma, Alex E Roher, Jon Reed Fiona Crawford Michael Mullan (2015) Anatabine Attenuates Tau Phosphorylation and Oligomerization in P301S Tau Transgenic Mice; *Brain Disorders & Therapy*

7

Proposed Common Mechanism(s) of Action across Different CNS and non - CNS Conditions Suppression of inflammatory activity (via NF - kB, STAT3) Activation of alpha 7 nAChR on microglia, macrophage, monocytes, B - cells, T - cells Reduced inflammatory cytokine release Reduced tissue damage Reduced organ dysfunction Anatabine Citrate: Proposed MOA 8

Autoimmune Thyroiditis: Human Study

RockCreek Pharmaceuticals, Inc.

- Evaluating Anatabine Citrate in Human Thyroid Health
- Double-blind, randomized, placebo-controlled, parallel group study
  - 9-24 mg/d Anatabine Citrate or placebo, each containing vitamins A and D_3
  - Orally 3x daily for 3 months
  - 165 patients randomized (146 completed efficacy evaluation – 70 anatabine & 76 placebo)
  - ~50% of patients were taking levothyroxine
- Primary Outcome: Safety and Tolerability
- Secondary Outcome: Anti-thyroid auto-antibodies, thyroid structure, and thyroid function
- 5 visits over 12 weeks



Hashimoto's thyroiditis cytology showing lymphocytes and Hurthle cell metaplasia

9

Lowell R. Schmeltz et al, (2014) Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lymphocytic Autoimmune (Hashimoto's) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab, January 2014, 99(1):E137–E142

Anti - thyroglobulin Antibodies in Anatabine Citrate Treated Thyroiditis Patients were Reduced Lowell R. Schmeltz et al, (2014) Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lympho cyt ic Autoimmune (Hashimoto’s) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab, January 2014, 99(1):E137 – E142 Autoimmune Thyroiditis: Human Study 10

Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.

Experimental Autoimmune Encephalomyelitis (EAE) Model

- Mice injected at 0 hr and 48 hrs with 300 µg of Pertussis toxin
- Day 1, 10 Week-old C57Bl6/J Female mice immunized with 300 µg of murine MOG35-55 (myelin oligodendrocyte glycoprotein)
- Mice randomized into 2 groups:
  - Placebo group (n=15) receiving regular drinking water
  - Anatabine group (n=15) receiving 20 mg/kg of Anatabine diluted in drinking water
- Mice evaluated for clinical signs daily (0= no clinical sign; 1= tail paresis; 2= paresis of one hind limb; 3= paresis of two hind limbs; 4= moribund; 5= death)

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Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

12 0. 17.5 35. 52.5 70. 87.5 0 2 4 6 8 10 12 14 16 18 Incidence of Hind Limb Paresis Day After MOG Vaccination Placebo (n=15) Anatabine (n=15) * Paris D, Beaulieu - Abdelahad D, Mullan M, Ait - Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encepha lomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392 Pre c linical Model of Multiple Sclerosis

• Reduced nerve damage in Anatabine treated EAE mouse spinal cord 13 Preclinical Model of Multiple Sclerosis * Paris D, Beaulieu - Abdelahad D, Mullan M, Ait - Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encepha lomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

Normalization of Inflammatory Spleen Cytokines in EAE mice by Anatabine 14 Preclinical Model of Multiple Sclerosis * Paris D, Beaulieu - Abdelahad D, Mullan M, Ait - Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encepha lomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392 Anatabine

15 Anatabine Citrate: Psoriasis Indication TPA Induced Epidermal Hyperplasia (Psoriasis Mouse Model)

Control TPA TPA+ Anatabine Topical Topical Anatabine: Psoriasis Mouse Model 16

Topical Anatabine: Psoriasis Mouse Model

RockCreek Pharmaceuticals, Inc.



137.5
110.
82.5
55.
27.5
0.
Acanthosis (µm)
P<0.001
P<0.001
Control (n=8)
TPA (n=8)
TPA+Anatabine (n=8)

17

18 P - p65NFkB Immuno - Staining Topical Anatabine : Psoriasis Mouse Model

Topical Anatabine: Psoriasis Mouse Model

RockCreek Pharmaceuticals, Inc.



P-p65NFkB Reduction
P-p65NFkB Burden (%)
13.
9.75
6.5
3.25
0.
P<0.001
P<0.001
Control (n=8)
TPA (n=8)
TPA+Anatabine topical (n=8)
TPA (n=8)

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20 P - STAT3 Immuno - Staining Topical Anatabine in Psoriasis Mouse Model P - STAT3 Immuno - Staining

0. 3.5 7. 10.5 14. Control (n=8) TPA (n=8) TPA+Anatabine Topical (n=8) Skin P - STAT3 Burden (%) P<0.001 P<0.001 Topical Anatabine : Psoriasis Mouse Model P - STAT3 Reduction 21

• Phase 1 underway in EU o Clinical Trial Application (CTA) approved by the Medicines and Healthcare Products Regulatory Agency (MHRA) in the UK (January 2015) o Trial being conducted by CRO Quotient Clinical in Nottingham, UK o Study Completion expected in Third Quarter/2015 • Investigational New Drug Application (IND) filed with US Food and Drug Administration (FDA) o On Clinical Hold o Company plans to respond to FDA in context of overall strategy and ongoing acquisition of preclinical and human clinical data Anatabine Citrate: Regulatory Strategy 22

• Initial dosing of first cohort of 14 healthy subjects began in Feb . 2015 • Primary outcome measures : safety and tolerability • Secondary outcome measures : pharmacokinetic parameters • Exploratory outcome measures : pharmacodynamic (PD) assessment (impact of the drug on inflammatory processes) • Six dosing regimens have been administered to optimize pharmacokinetic parameters • Additional dosing regimens to be administered as a modification to Part 2 of the study, testing for “food effect” and PK optimization • Planned follow up, double - blind, placebo - controlled, seven - day multiple dose study of the optimal formulation in healthy subjects • Study Completion in third quarter 2015 , with follow up data analysis in fourth quarter 2015 Anatabine Citrate: Phase I Trial Design 23

• Dermatology (Psoriasis) • Arthritic Conditions (Osteoarthritis) • Inflammatory Bowel Disorders (Ulcerative Colitis, Crohn’s) • Auto - Immune Disorders (Thyroiditis) • CNS (Alzheimer’s, Multiple Sclerosis) Potential Therapeutic Indications 24 Initial Clinical Targets: Psoriasis & Osteoarthritis

03/01/14 • Six Issued US/Foreign Anatabine related patents: o Anatabine Citrate - Novel Compound ; US Patent 8,557,999 o Method of Anatabine synthesis • Six pending US and foreign patents pending for “use” of Anatabine, its isomers and derivatives for inflammatory conditions Intellectual Property 25

15 Q1 - 15 CTA Approval Phase I under CTA Safety, PK, PD data Drug Formulation development Phase IIA POC studies Q2 - 15 Q3 - 15 Q4 - 15 2016 Phase II studies CTA Phase I Complete Ongoing US IND Protocol Development Upcoming Milestones 26

Management Team

RockCreek Pharmaceuticals, Inc.

Michael Mullan, MBBS (MD), PhD - Chairman and Chief Executive Officer

- Recognized authority on Alzheimer's disease and related disorders - "Top 100 Cited Alzheimer Investigators"
- Former CEO of The Roskamp Institute, a non-profit research organization, funded by multiple agencies, including NIH and Alzheimer's Association
- Inventor on the patents covering the first genetic mutations linked to familial Alzheimer's disease
- Authored and co-authored over 200 papers on Alzheimers' disease and related disorders
- Trained as a physician. Medical degree and PhD in molecular genetics, from London University

Benjamin M. Dent - Chief Financial Officer, Corporate Secretary and VP of Operations

- Former CEO of Dent Consulting Group LLC.
- Vice President and Chief Financial Officer, Moark LLC
- Senior leadership and accounting positions with Solute, Inc. and Capsugel, a business unit of Pfizer, Inc.
- Adjunct professor with the St. Louis Graduate Program in Entrepreneurial Management Program
- Management consultant to Lehman Brothers Investment Management Portfolio Company

Ryan K. Lanier, PhD - Chief Scientific Officer

- Joined Rock Creek in 2009, involved in preclinical and clinical development of anatabine citrate
- Clinical research scientist at Javelin Pharmaceuticals, Cambridge, MA. assisting the development of novel analgesic drug formulations to treat acute pain syndrome. Helped prepare NDA for approval of "Dyloject", an injectable diclofenac sodium compound, owned by Hospira
- PhD in Biological Psychology, University of North Carolina, Chapel Hill. Post Doctoral training at the Johns Hopkins University School of Medicine Behavioral Pharmacology Research Unit (BPRU)
- Author on numerous manuscripts and book chapters, and has presented research findings at a variety of scientific meetings

Theodore Jenkins, VP - Corporate Strategy and Development

- Institutional Capital Markets professional with 18 years of experience spanning Alex Brown & Sons, Salomon Brothers, Credit Suisse, & Oppenheimer
- US Naval Officer (Lieutenant Commander)
- MS Business Administration, Carey School, The Johns Hopkins University

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Scott P. Sensenbrenner • President and CEO of Enzymedica, Inc. • Executive experience in marketing, supply chain, operations and financial management in the natural products industry • Overseen sales and marketing programs in public and private companies • Previously Group Director, Nutrition Division with Perrigo, Inc. (NYSE: PRGO) Lee Musgrove Canaan • Portfolio manager of a private money management firm founded in 2003 • 25 years of financial and public capital markets experience and 35 years of scientific and technical expertise • Previously a fixed income analyst for the high yield debt team at a global mutual fund company • Transitioned from corporate financial professional in treasury operations of a Fortune 100 energy company Suni Chundru Samuel, MD, MBA • Chief Executive Officer of Sierra Molecular Corporation • Commercialized and developed medical devices, chemistry, molecular tools, overseen production, developed new product portfolios • Built sales channels with Fortune 500 distributors, and driven intellectual property strategy • Founded her first medical device company, Cambridge Devices • MD from State University of New York and M.B.A. from Harvard Business School Michael Mullan, MBBS, PhD - Chairman and Chief Executive Officer Board of Directors 28

Capitalization 29 As of March 31, 2015 ($000s) Cash and cash equivalents $91 Insurance proceeds receivable $3,529 Long - term debt $350 Common shares outstanding 8,111,700 Warrants outstanding (Wtd. avg. exercise price of $29.20/share) 1,119,840 Options outstanding (Wtd. avg. exercise price of $52.93/share) 1,019,000 Fully diluted shares outstanding 10,250,540

• Focused on discovery, development and commercialization of prescription pharmaceuticals for chronic inflammatory diseases and neurological disorders • Lead drug candidate, Anatabine Citrate, is a novel small molecule, cholinergic agonist o Phase I clinical trial underway – data expected 3Q 2015 o Anti - inflammatory effects observed in pre - clinical and clinical studies published in several peer reviewed scientific journals since 2011 o Human data demonstrating ability to ameliorate immune system’s targeting of thyroid gland in autoimmune thyroiditis published in 2014 o Distinct mechanism of action versus other anti - inflammatory drugs o Broad intellectual property portfolio Investment Highlights 30

For more information, please contact: Theodore Jenkins VP, Corporate Strategy & Development 2040 Whitfield Avenue, Suite 300 Sarasota, FL 34243 (941) 251 - 0488 31